                                                                      EXHIBIT 99

                                     Contact:   Randall Oliver   (media)
[LOGO]                                          (323) 869-7607
                                                randall.oliver@smartandfinal.com
                                                --------------------------------

                                                Richard Phegley  (investors)
                                                (323) 869-7779
                                                rick.phegley@smartandfinal.com
                                                ------------------------------

                 SMART & FINAL ANNOUNCES 12 PERCENT INCREASE IN
                       FIRST QUARTER 2002 OPERATING INCOME

              First Quarter Same Stores Sales Increase 4.7 Percent

       Company Also Reports on Previously Announced Financial Restatements

         LOS ANGELES, May 6, 2002 - Smart & Final Inc. (NYSE - SMF) today reported a 12 percent increase in operating income for the twelve week quarter ended March 24, 2002. Income from operations for the current quarter was $4.1 million as compared to $3.7 million on a restated basis for the prior year quarter. Operating results improved in the quarter as a result of higher total company sales and improved performance in the company's Florida broadline foodservice unit.

         Net earnings in the first quarter 2002 were $587,000, or $0.02 per diluted share, compared to restated earnings of $554,000, or $0.02 per diluted share in the first quarter of 2001. A reduction in after-tax equity earnings from the company's Mexico affiliate and a year-to-year change in effective tax rate offset the increased operating income.

         The company also announced that it has finalized its investigation of certain previously disclosed accounting issues in its Stockton, Calif. broadline foodservice unit and the related impact on prior years operating results.

         In the first quarter of 2002, total company sales increased 4.9 percent to $444.8 million. Store sales increased 7.8 percent to $350.0 million, with comparable store sales up 4.7 percent for the quarter. Overall, broadline foodservice distribution sales declined 4.8 percent to $94.9 million in the quarter. Sales in the Florida foodservice unit declined 5.9 percent to $57.5 million, while sales in the northern California foodservice unit declined 2.9 percent to $37.4 million for the quarter. Gross margin increased by 3.1 percent to $59.6 million for the quarter.

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Page 2

Smart & Final Inc. First Quarter 2002

         In the first quarter 2002, operating and administrative expenses as a percent of sales declined to 12.5 percent of sales as compared to 12.8 percent of sales for the prior year quarter as restated.

         A total of four new and relocated stores were opened during the first quarter, in Pasadena, Calif.; Anaheim, Calif.; Glendale, Ariz.; and Miami, Florida. Additionally, ten existing stores were remodeled during the first quarter. At the end of the 2002 first quarter the company operated 235 stores compared with 225 stores in 2001.

         Ross Roeder, chairman and chief executive officer, stated "We're pleased with the operating results in the first quarter. Our store segment has continued strong performance with comparable store sales up 4.7 percent and new and remodeled store growth in line with our plans. We're continuing our store expansion plans with both new units and increased remodeling activity planned throughout 2002."

         Roeder added, "In our broadline foodservice segment the first quarter showed continued progress despite continuing challenges from economic softness in both Florida and northern California. Although sales were slightly below prior year levels, year-over-year losses in the segment have been reduced by over 40 percent and the Florida unit reported an operating profit in the first quarter. The financial issues related to the restatement in the Stockton broadline foodservice unit reflect the continuation of our aggressive focus on operating improvements in this business unit."

         The company also reported that it will file an amended Annual Report on Form 10-K which reflects the restatement of its financial statements for the correction of certain previously announced accounting issues at its northern California broadline foodservice subsidiary. The cumulative effect of the accounting corrections on net income related to these prior years was a reduction to previously reported net income of $5.8 million. Of that amount, previously reported net income for 2001 and 2000 was reduced by $2.4 million and $1.5 million, respectively. Previously reported net income for 1999 was increased by $0.7 million, and the cumulative effect on net income of prior-years restated results through 1998 was a reduction of $2.6 million. Also in the amended Form 10-K will be information regarding the company's restated financial results as compared to previously reported amounts.

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Page 3

Smart & Final Inc. First Quarter 2002

         As a result of the financial restatement, the company expects that it will not be in compliance with certain of the financial and non-financial covenants contained in its principal credit agreements and the company will petition its creditors for a waiver of non-compliance. The company believes that such a waiver will be promptly granted.

         Founded in 1871 in downtown Los Angeles, Smart & Final Inc. operated 235 non-membership warehouse stores for food and foodservice supplies in California, Oregon, Washington, Florida, Arizona, Nevada, Idaho and Northern Mexico at the end of the 2002 first quarter. The Company also operates two foodservice distribution companies in northern California and Florida. For more information, visit the company's website at www.smartandfinal.com.
                                            ---------------------

         Forward-Looking and Cautionary Statements

         This Smart & Final press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other expressions of management's belief or opinion which reflect its current understanding or belief with respect to such matters. Such statements are subject to certain risks and uncertainties, including known and unknown factors discussed below, that could cause actual results to differ materially and adversely from those projected. All of these forward-looking statements are based on estimates and assumptions made by management of the Company which, although believed to be reasonable, are inherently uncertain and difficult to predict; therefore, undue reliance should not be placed upon such statements. The following important factors, among others, could cause the company's results of operations to be materially and adversely affected in future periods: (i) increased competitive pressures from existing competitors and new entrants, including price-cutting strategies, store openings and remodels; (ii) loss of customers or sales weakness; (iii) inability to achieve projected future sales levels or other operating results; (iv) interruption and/or inability to obtain adequate supplies of foodservice and other products; (v) operational inefficiencies in distribution or other Company systems; (vi) unexpected increases in fuel or other transportation-related costs; (vii) adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations; (viii) the unavailability of funds for capital expenditures; (ix) increases in interest rates or the Company's cost of borrowing or a default under any material debt agreement; (x) continued downturn in tourism and travel industries; (xi) deterioration in national or regional economic conditions;

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Page 4

Smart & Final Inc. First Quarter 2002

(xii) costs and uncertainties associated with known or potential legal actions; and (xiii) the nature, scope and results of the company's internal accounting investigation and the restatement of its financial statements. Many of such factors are beyond the control of the Company. There can be no assurance that the Company will not incur new or additional unforeseen costs in connection with the ongoing conduct of its business. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. In addition, assumptions relating to budgeting, marketing, advertising, litigation and other management decisions are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and business developments, the impact of which may cause the Company to alter its marketing, capital expenditure or other budgets, which may in turn materially affect the Company's financial position and results of operations.

         STANDARD PRESS RELEASE CALL INFO

         A telephone conference call with Smart & Final's senior management will be held on Tuesday, May 7, 2002 at 8:00 a.m. Pacific Daylight Time. The conference call is available in a listen-only mode through www.CCBN.com. Replays
                                                           ------------
of the conference call will also be available.

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                               SMART & FINAL INC.
                           Earnings Release Highlights
                    (000's Omitted Except for Per Share Data)

                                                     Twelve Weeks Ended                                  Percent
                                      -------------------------------------------------
                                         March 24, 2002               March 25, 2001                     Change
                                                                        (restated)
                                      ---------------------       ---------------------                  -------
Sales
   Stores                             $             349,960       $             324,573                     8
   Foodservice                                       94,864                      99,595                    (5)
     Total                            $             444,824       $             424,168                     5

Income from operations                                4,138                       3,706                    12
Interest expense, net                                 2,943                       3,067                    (4)

Net income                                              587                         554                     6
Earnings  per common
  share, assuming dilution                             0.02                        0.02                     -

Weighted average common
  shares and common share
  equivalents                                    29,680,682                  29,492,458                     1

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                               SMART & FINAL INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                (dollars in thousands, except per share amounts)


                                                                                       Twelve Weeks Ended
                                                                             --------------------------------------
                                                                                  March 24,           March 25,
                                                                                    2002                2001
                                                                                                     (restated)
                                                                             ------------------  ------------------
                                                                                           (Unaudited)
Sales                                                                        $          444,824  $          424,168
Cost of sales, buying and occupancy                                                     385,260             366,380
                                                                             ------------------  ------------------
Gross margin                                                                             59,564              57,788
Operating and administrative expenses                                                    55,426              54,082
                                                                             ------------------  ------------------
  Income from operations                                                                  4,138               3,706
Interest expense, net                                                                     2,943               3,067
                                                                             ------------------  ------------------
Income before provision for income taxes                                                  1,195                 639
Provision for income taxes                                                                  528                 205
                                                                             ------------------  ------------------
  Income from consolidated subsidiaries                                                     667                 434
Equity earnings in unconsolidated subsidiary                                                (80)                120
                                                                             ------------------  ------------------
  Net income                                                                 $              587  $              554
                                                                             ==================  ==================


Earnings per common share                                                    $             0.02  $             0.02
                                                                             ==================  ==================

Weighted average common shares                                                       29,394,470          29,216,756
                                                                             ==================  ==================


Earnings per common share, assuming dilution                                 $             0.02  $             0.02
                                                                             ==================  ==================

Weighted average common shares and common share equivalents                          29,680,682          29,492,458
                                                                             ==================  ==================


                               SMART & FINAL INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                            AS A PERCENTAGE OF SALES

                                                                                      Twelve Weeks Ended
                                                                             -----------------------------------
                                                                                March 24,           March 25,
                                                                                  2002                2001
                                                                                                   (restated)
                                                                             ---------------     ---------------
                                                                                         (Unaudited)
Sales                                                                                  100.0%              100.0%
Cost of sales, buying and occupancy                                                     86.6                86.4
                                                                             ---------------     ---------------
Gross margin                                                                            13.4                13.6
Operating and administrative expenses                                                   12.5                12.8
                                                                             ---------------     ---------------
  Income from operations                                                                 0.9                 0.9
Interest expense, net                                                                    0.7                 0.7
                                                                             ---------------     ---------------
Income before provision for income taxes                                                 0.3                 0.3
Provision for income taxes                                                               0.1                   -
                                                                             ---------------     ---------------
  Income from consolidated subsidiaries                                                  0.1                 0.1
Equity earnings in unconsolidated subsidiary                                               -                   -
                                                                             ---------------     ---------------
  Net income                                                                             0.1%                0.1%
                                                                             ===============     ===============

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                               SMART & FINAL INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                (dollars in thousands, except per share amounts)

                                                                              Fiscal Year 2001
                                                          ---------------------------------------------------------
                                                             As reported         Adjustments          Restated
                                                          -----------------  ------------------  ------------------
Sales                                                     $       1,946,723  $                -  $        1,946,723
Cost of sales, buying and occupancy                               1,668,191               3,934           1,672,125
                                                          -----------------  ------------------  ------------------
Gross margin                                                        278,532              (3,934)            274,598
Operating and administrative expenses                               244,732                 128             244,860
                                                          -----------------  ------------------  ------------------
     Income from operations                                          33,800              (4,062)             29,738
Interest expense, net                                                12,500                   -              12,500
                                                          -----------------  ------------------  ------------------
     Income before provision for income taxes                        21,300              (4,062)             17,238
Provision for income taxes                                            8,001              (1,666)              6,335
                                                          -----------------  ------------------  ------------------
     Income from consolidated subsidiaries                           13,299              (2,396)             10,903
Equity earnings in unconsolidated subsidiary                          1,126                   -               1,126
                                                          -----------------  ------------------  ------------------
     Net income                                           $          14,425  $           (2,396) $           12,029
                                                          =================  ==================  ==================

                                                                              Fiscal Year 2000
                                                          ---------------------------------------------------------
                                                             As reported         Adjustments          Restated
                                                          -----------------  ------------------  ------------------
Sales                                                     $       1,863,895  $                -  $        1,863,895
Cost of sales, buying and occupancy                               1,605,812                 572           1,606,384
                                                          -----------------  ------------------  ------------------
Gross margin                                                        258,083                (572)            257,511
Operating and administrative expenses                               228,109               1,949             230,058
                                                          -----------------  ------------------  ------------------
     Income from operations                                          29,974              (2,521)             27,453
Interest expense, net                                                13,368                   -              13,368
                                                          -----------------  ------------------  ------------------
     Income before provision for income taxes                        16,606              (2,521)             14,085
Provision for income taxes                                            6,395              (1,034)              5,361
                                                          -----------------  ------------------  ------------------
     Income from consolidated subsidiaries                           10,211              (1,487)              8,724
Equity earnings in unconsolidated subsidiary                            833                   -                 833
                                                          -----------------  ------------------  ------------------
     Net income                                           $          11,044  $           (1,487) $            9,557
                                                          =================  ==================  ==================

                                                                              Fiscal Year 1999
                                                          ---------------------------------------------------------
                                                             As reported         Adjustments          Restated
                                                          -----------------  ------------------  ------------------
Sales                                                     $       1,793,142  $                -  $        1,793,142
Cost of sales, buying and occupancy                               1,558,782                (982)          1,557,800
                                                          -----------------  ------------------- ------------------
Gross margin                                                        234,360                 982             235,342
Operating and administrative expenses                               209,740                (120)            209,620
                                                          -----------------  ------------------  ------------------
     Income from operations                                          24,620               1,102              25,722
Interest expense, net                                                17,997                   -              17,997
                                                          -----------------  ------------------  ------------------
     Income before provision for income taxes
        and extraordinary item                                        6,623               1,102               7,725
Provision for income taxes                                            2,479                 452               2,931
                                                          -----------------  ------------------  ------------------
     Income from consolidated subsidiaries                            4,144                 650               4,794
Equity earnings in unconsolidated subsidiary                            748                   -                 748
                                                          -----------------  ------------------  ------------------
     Income before extraordinary item                                 4,892                 650               5,542
Extraordinary loss on extinguishment of debt,
  Net of tax effect of $147                                             166                   -                 166
                                                          -----------------  ------------------  ------------------
     Net income                                           $           4,726  $              650  $            5,376
                                                          =================  ==================  ==================

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                               SMART & FINAL INC.
                     SUMMARY OF QUARTERLY SEGMENT REPORTING
                                FISCAL YEAR 2001
                             (dollars in thousands)

                                                                            Pre-Tax Income (Loss)
                                                          ---------------------------------------------------------
                                                             As reported         Adjustments          Restated
                                                          -----------------  ------------------  ------------------
Twelve Weeks Ended March 25, 2001
     Stores                                               $           6,938  $                -  $            6,938
     Foodservice                                                     (2,330)               (536)             (2,866)
     Interest and other corporate expenses                           (3,433)                  -              (3,433)
                                                          -----------------  ------------------  ------------------
Consolidated pre-tax income                               $           1,175  $             (536) $              639
                                                          =================  ==================  ==================

Twelve Weeks Ended June 17, 2001
     Stores                                               $          10,325  $                -  $           10,325
     Foodservice                                                       (597)             (1,387)             (1,984)
     Interest and other corporate expenses                           (2,847)                  -              (2,847)
                                                          -----------------  ------------------  ------------------
 Consolidated pre-tax income                              $           6,881  $           (1,387) $            5,494
                                                          =================  ==================  ==================

Sixteen Weeks Ended October 7, 2001
     Stores                                               $          13,088  $                -  $           13,088
     Foodservice                                                     (2,433)             (2,245)             (4,678)
     Interest and other corporate expenses                           (2,604)                  -              (2,604)
                                                          -----------------  ------------------  ------------------
Consolidated pre-tax income                               $           8,051  $           (2,245) $            5,806
                                                          =================  ==================  ==================

Twelve Weeks Ended December 30, 2001
     Stores                                               $          10,965  $               22  $           10,987
     Foodservice                                                     (5,140)                 84              (5,056)
     Interest and other corporate expenses                             (632)                  -                (632)
                                                          -----------------  ------------------  ------------------
Consolidated pre-tax income                               $           5,193  $              106  $            5,299
                                                          =================  ==================  ==================

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